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                           TAX-FREE INVESTMENTS TRUST

                         TAX-FREE CASH RESERVE PORTFOLIO

                             (CASH MANAGEMENT CLASS)
                                (CORPORATE CLASS)
                              (INSTITUTIONAL CLASS)
                           (PERSONAL INVESTMENT CLASS)
                           (PRIVATE INVESTMENT CLASS)
                                 (RESERVE CLASS)
                                (RESOURCE CLASS)
                                  (SWEEP CLASS)

                         Supplement dated April 3, 2007
                     to the Prospectus dated July 31, 2006,
            as supplemented September 22, 2006 and December 18, 2006


On Friday, April 6, 2007, Tax-Free Cash Reserve Portfolio (the "Portfolio") will be open for business until 11:30 a.m. EDST. On such day, you will be permitted to purchase or redeem shares in the Portfolio until such time, and the last net asset value for that day will be calculated for the Portfolio upon its close.

In the event that any portion of this Supplement conflicts with Prospectus disclosure for Tax-Free Cash Reserve Portfolio, the terms of this Supplement shall prevail.